UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported):  January 5, 2012

                           Amerigo Energy, Inc.
                          ----------------------
           (Exact name of registrant as specified in its charter)

               Delaware                   000-09047        20-3454263
             ---------------------------------------------------------
      (State or other jurisdiction       (Commission      (IRS Employer
            of incorporation)            File Number)  Identification No.)

        2580 Anthem Village Dr., Henderson, NV                89052
       -------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:      702-399-9777

                               Not Applicable
                             -----------------
       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               TABLE OF CONTENTS


ITEM NO.    DESCRIPTION OF ITEM                			PAGE NO.
Item 4.01   Changes in Registrant's Certifying Accountant      	2

Item 9.01   Financial Statements and Exhibits                  	3




ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On January 5, 2012, the Company, through the Audit Committee to its Board of Directors and with the ratification of its Board of Directors, dismissed Seale and Beers, LLC as its independent registered public accounting firm and engaged LL Bradford and Company as its independent registered public accounting firm.

Seale and Beers, LLC reports on our financial statements as of and for the fiscal years ended 2009 and 2010 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its report for the fiscal years ended 2010 contained a going concern qualification as to the ability of us to continue.

During our most recent period ending in 2011 and during the subsequent interim period through the date of this Report, there were (1) no disagreements with Seale and Beers, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Seale and Beers, LLC, would have caused Seale and Beers, LLC to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

Concurrent with the decision to dismiss Seale and Beers, LLC as our independent auditor, our board of directors elected to engage LL Bradford & Company ("LL Bradford") as our independent registered public accounting firm.

During the fiscal years ended 2011 and through the date hereof, neither us nor anyone acting on our behalf consulted LL Bradford, with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that LL Bradford concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

We furnished Seale and Beers, LLC with a copy of this disclosure on January 6, 2012, providing Seale and Beers, LLC with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. Seale and Beers, LLCs letter agreeing with our statements is attached as Exhibit 16.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

16	Letter from Seale and Beers, LLC, dated January 6, 2012.





                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 6, 2012


Amerigo Energy, Inc

By:  /s/ Jason F. Griffith, CPA
     Chief Executive Officer